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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        December 9, 2005
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                           Duckwall-ALCO Stores, Inc.
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             (Exact name of registrant as specified in its charter)

        Kansas                   0-20269                 48-0201080
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   (State or other          (Commission File           (IRS Employer
     jurisdiction                Number)             Identification No.)
  of incorporation)


            401 Cottage, Abilene, KS                           67410-2832
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     (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code      (785) 263-3350
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          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))


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Item 1.02 Termination of a Material Definitive Agreement

     On December 9, 2005, the Company provided Richard A. Mansfield, the Chief Financial Officer of the Company, with written notice that it would not be extending Mr. Mansfield's employment agreement with the Company dated December 28, 2000, which was scheduled to terminate in February 2007 ("Employment Agreement"). This notice was provided in accordance with the terms of the Employment Agreement and Mr. Mansfield acknowledged in writing receipt of the notice. The Company and Mr. Mansfield have determined that Mr. Mansfield's employment will terminate on December 9, 2005. Under the terms of the Employment Agreement, Mr. Mansfield will continue to receive an amount equal to his current annual base salary of $168,950 paid in monthly installments until February 1, 2007. Mr. Mansfield will also be entitled to receive under the terms of the Employment Agreement: (a) such other fringe benefits (other than any bonus, severance pay benefit or participation in the Company's 401(k) employee benefit plan) normally provided to employees of the Company as Mr. Mansfield shall have earned up to the date of termination and (b) for a period of one year following the date of termination, at the Company's expense, health and life insurance equivalent to that provided to Mr. Mansfield by the Company on the date of termination.

     In connection with this change of management, on December 9, 2005 the Company promoted on an interim basis David Mills, the Company's Vice President--Controller and Assistant Secretary, to the position of interim Chief Financial Officer. Mr. Mills has worked in the Company's Finance Department for 20 years, of which the last seven years have been as Vice President -- Controller and Assistant Secretary. The Company anticipates that Mr. Mills will serve as the interim Chief Financial Officer until approximately March 15, 2006. Mr. Mills does not have a written contract with the Company. His base salary is $105,100 and he is eligible for a performance bonus of up to 25% of his base salary. He receives the Company's standard benefit package for employees. Mr. Mills holds unvested options to purchase 200 shares of the Company's common stock.

     The Company is currently conducting a search for a permanent Chief Financial Officer.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

     See Item 1.02, which is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     See Item 1.02, which is incorporated herein by reference.

Item 8.01 Other Events

     See Item 1.02, which is incorporated herein by reference.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                (Registrant)
                                Duckwall-ALCO Stores, Inc.

Date:  December 9, 2005         By: /s/ Bruce C. Dale
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                                    Name:  Bruce C. Dale
                                    Title:  Chief Executive Officer
                                            and President